================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                    --------

       Date of Report (Date of Earliest Event Reported): February 19, 2004


                            VON HOFFMANN CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        333-90992                                        43-0633003
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


          1000 CAMERA AVENUE
          ST. LOUIS, MISSOURI                                    63126
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)



                                 (314) 966-0909
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)
           Exhibit No.                           Exhibit
           -----------                           -------

              99.1               Press Release dated February 19, 2004.



ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On February 19, 2004, a news release was issued on the subject of full year and fourth quarter 2003 consolidated earnings by Von Hoffmann Corporation ("Von Hoffmann"). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Von Hoffmann's Annual Report on Form 10-K. A copy of the press release relating to such announcement, dated February 19, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

           This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 19, 2004

                                      VON HOFFMANN CORPORATION

                                      By: /s/ Robert S. Mathews
                                          ------------------------------------
                                          Name: Robert S. Mathews
                                          Title: President and Chief Executive
                                                 Officer

                                  EXHIBIT INDEX


    Exhibit No.                           Exhibit
    -----------                           -------

       99.1                 Press Release dated February 19, 2004.